Operating Results for Discontinued Operations (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Revenue	$ 5,512	$ 8,000	$ 11,738
Income (loss) before provision for income taxes	(947)	306	759
Income tax expense (benefit)	(9)	102	287
Income (loss) from discontinued operations, net of tax	$ (938)	$ 204	$ 472